Goldman Sachs Funds

GROWTH AND INCOME FUND      Semi-Annual Report July 31, 1998


                            Long-term capital growth and growth

[GRAPHIC]                   of income potential from a diversified

                            portfolio of equity securities.


                                                                Goldman
                                                                Sachs

GOLDMAN SACHS GROWTH AND INCOME FUND


      Fund Basics
      as of July 31, 1998


Assets Under Management

      $2.0 Billion


   Number of Holdings

          45


     NASDAQ SYMBOLS

     Class A Shares

         GSGRX


     Class B Shares

         GSGBX


     Class C Shares

         GSGCX


  Institutional Shares

         GSIIX


     Service Shares

         GSGSX


Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of, or guaranteed by, any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 31, 1998 --               Fund Total Return
July 31, 1998                     (based on NAV)/1/        S&P 500 Index/2/
--------------------------------------------------------------------------------
Class A                                 -1.26%                  15.18%
Class B                                 -1.59%                  15.18%
Class C                                 -1.63%                  15.18%
Institutional                           -1.07%                  15.18%
Service                                 -1.26%                  15.18%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
/2/ The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------

For the period
ended 7/31/98       Class A    Class B    Class C   Institutional   Service
--------------------------------------------------------------------------------
Last 6 Months/3/   -6.69%     -6.51%     -2.62%       -1.07%       -1.26%
One Year/4/        -6.80%     -6.92%      N/A         -0.93%       -1.41%
Five Years/4/      17.45%      N/A        N/A          N/A         18.75%
Since Inception    16.48%/4/  17.63%/4/  -2.12%/3/    20.05%4      17.66%/4,/5/
                   (2/5/93)   (5/1/96)   (8/15/97)    (6/3/96)     (2/5/93)
--------------------------------------------------------------------------------
/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $27.02 and represents the NAV plus the maximum sales charge of 5.5%.
/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.
/5/ Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
Company Holding         % of Total Net Assets       Line of Business
--------------------------------------------------------------------------------
Aetna, Inc.                     3.93%               Healthcare Management
Lockheed Martin Corp.           3.58%               Defense
Loews Corp.                     3.50%               Insurance
Raytheon Co.                    3.48%               Defense
NationsBank Corp.               3.36%               Banking
Cigna Corp.                     3.34%               Insurance
Fruit Of The Loom, Inc.         3.25%               Clothing Manufacturer
Quantum Corp.                   3.10%               Tape And Disk Drive Products
Union Carbide Corp.             2.89%               Chemicals And Plastics
Avnet, Inc.                     2.73%               Semiconductors
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


Market Overview


Dear Shareholder,

During the period under review, the bull market that began in 1995 continued its unprecedented run into positive territory. On July 17, the U.S. stock market, as measured by the Dow Jones Industrial Average, reached a record level of 9337.97. Simultaneously, investors found themselves subjected to increasing levels of market volatility.


 . The U.S. Equity Market: Amidst Increasing Volatility, Market Continues Its
  Climb -- The U.S. stock market generated strong performance, rising into record territory during the final month of the period under review. Throughout, the mantle of market leadership was held by mega-cap stocks, the largest and most liquid stocks in the Standard & Poor's 500 Index. Several factors -- including ongoing Asian market turbulence, benign inflation and concern about the sustainability of the current bull market -- made mega-caps the investment of choice among U.S. investors.

 . The U.S. Economy: A Growth Surge, Followed by a Slowdown -- Early in the period, a strong economy fueled speculation that the Federal Reserve Board would choose to increase rates in a preemptive strike against inflation. The move never came, though, as the release of economic indicators suggesting a slight slowdown in growth combined with fears that a rate increase could intensify a worsening situation in Asia. By period end, a need for a Fed increase was ruled out again as continued Asian market turbulence and a striking General Motors workforce combined to further curb the U.S. economy's pace of economic growth.

 . Market Outlook: Uncertainty Brings Opportunity -- We believe the recent sharp declines in the stock market have created opportunities to buy both excellent companies at discounted valuations and companies experiencing temporary uncertainties at deeply depressed prices. Longer term, in our opinion, the outlook for the economy and the stock market is favorable. We believe that the economy will continue to expand, albeit at a moderate rate, and that inflation will remain benign, allowing interest rates to hold steady.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


  /s/ David B. Ford                        /s/ John P. McNulty

  David B. Ford                            John P. McNulty
  Co-Head, Goldman Sachs                   Co-Head, Goldman Sachs
  Asset Management                         Asset Management


  August 31, 1998

GOLDMAN SACHS GROWTH AND INCOME FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the six-month period ended July 31, 1998.


  Performance Review

  During the six-month period covered by this report, all of the Fund's share classes underperformed the 15.18% return of the Fund's benchmark, the S&P 500 Index. The primary reasons for the Fund's underperformance versus its benchmark were our mid-cap bias and value discipline in an environment where mega-cap, growth companies have led the performance of the S&P 500.

  We have consistently applied our strategy over the last five years, performing rigorous, firsthand research into low-expectation stocks. We aim to exploit market anomalies by investigating overdiscounted company-specific or industry issues, understanding the fundamentals of cyclical or otherwise complex businesses, and building positions in the portfolio when companies are inexpensive relative to long-term earnings power. When, over the course of a multiyear investment horizon, short-term issues are resolved, cycles turn, or corporate actions become evident and acknowledged by the broader Wall Street community, we believe that our value investments will generate solid returns for our shareholders.


  Portfolio Allocation

  As bottom-up stock-pickers, the Fund's management team focuses on individual companies first, but sometimes finds a concentration of value within particular industries or sectors. With this in mind, the Fund is currently overweight in the tobacco industry. Over the longer term, the team believes that these companies are committed to rewarding shareholders and exhibit substantially better fundamental value than their stock prices currently indicate. The Fund remains underweight in pharmaceuticals and media and communications stocks, as management believes the strong fundamentals of most companies in these industries are already reflected in stock prices.


  Portfolio Highlights

  In the current market environment, the management team has found opportunities to invest in companies that sell at a substantial discount to the market and to their respective industries. This valuation dichotomy may be a result of limited near-term earnings visibility, cyclically out-of-favor status, or companies that are poorly followed or misunderstood. The team believes that by performing rigorous, proprietary fundamental research into these low-expectation stocks, it is building a portfolio that offers long-term value.

 . Unicom Corp. and Northeast Utilities -- These two utility holdings appreciated significantly over the period. The company's stock had previously suffered from company-specific problems that, in our view, were overdiscounted in the marketplace. Given that the resolutions to these problems are within sight, the market has rewarded the companies with substantially higher valuations.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


VALUE
INVESTMENT
PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

1 Search for Value
  We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

2 Fundamental Research
  We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3 Risk Management
  We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


 . Chase Manhattan Corp. -- Chase has been a top performer throughout the period.
  The stock's strong performance has been driven not only by industry-wide appreciation, but also by Chase's announcements of a new capital allocation structure and cost-management program.

 . Union Carbide Corp. -- Union Carbide, a commodity chemical company, recovered from early-June lows over rumors that it was an acquisition target. Furthermore, as we approach tough profit margins, the outlook for the company seems less bleak than previously expected. (This commodity chemical company illustrates well our goals as value investors. We seek companies that, due to near-term uncertainty or cyclically out-of-favor status, trade at what we believe is a substantial discount to their long-term earnings potential.)


  Key New Acquisitions

 . Crown Cork and Seal Inc. (CCK) -- CCK manufactures packaging products for consumer goods. The company's diverse product line includes metal cans, plastic containers and a variety of caps, closures and pumps. A recent acquisition has improved the company's cost savings and overseas presence. At the time of purchase, CCK's stock was trading at its lowest valuation in 10 years. We believe that CCK is poised for solid earnings over the next few years and, as a result, will generate high cash flow, pay down debt or repurchase shares, and reduce capital expenditures.

 . General Motors Corp. -- General Motors has historically traded at a lower multiple than its peer group due to continuing labor issues, manufacturing inefficiencies and a multi-industry focus. We believe that GM's recently initiated restructuring plan should unlock the value of its separate divisions.


  Portfolio Outlook

  Although the Fund's short-term performance has trailed the market, we believe that our rigorous research has the potential to produce strong long-term appreciation. Most importantly, when the current excesses are wrung from the system, we believe that our discipline has the potential to dampen volatility and preserve capital.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs U.S. Value Investment Team

  August 31, 1998

GOLDMAN SACHS GROWTH AND INCOME FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


        Remember the factors

        you considered when you first

        began investing: your long-term

        objectives, time horizon, risk

        tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on Febru-ary 5, 1993 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 GROWTH AND INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED FEBRUARY 5, 1993 TO JULY 31, 1998
                                      LOGO
GS-Growth and Income Class A
Inception Date 02/05/93
                        S&P 500       Fund
                                  -------------
5-Feb                      10,000        9,450
FEB                         9,943        9,507
MAR                        10,153        9,773
APR                         9,907        9,513
MAY                        10,172        9,727
JUNE                       10,202        9,637
JULY                       10,161        9,764
AUG                        10,547       10,045
SEPT                       10,466        9,942
OCT                        10,682        9,962
NOV                        10,580        9,908
DEC                        10,708       10,185
JAN/94                     11,073       10,686
FEB                        10,772       10,842
MAR                        10,302       10,674
APR                        10,434       10,722
MAY                        10,606       10,960
JUNE                       10,346       10,739
JULY                       10,685       10,950
AUG                        11,123       11,570
SEPT                       10,852       11,383
OCT                        11,096       11,055
NOV                        10,692       10,645
DEC                        10,850       10,787
JAN/95                     11,131       11,110
FEB                        11,565       11,764
MAR                        11,908       12,124
APR                        12,258       12,385
MAY                        12,748       12,752
JUNE                       13,044       13,023
JULY                       13,477       13,434
AUG                        13,511       13,661
SEPT                       14,081       13,930
OCT                        14,030       13,646
NOV                        14,646       14,115
DEC                        14,929       14,399
JAN/96                     15,436       14,716
FEB                        15,580       15,026
MAR                        15,729       15,132
APR                        15,961       15,398
MAY                        16,372       15,709
JUNE                       16,435       15,457
JULY                       15,708       15,004
AUG                        16,040       15,405
SEP                        16,943       16,140
OCT                        17,410       16,549
NOV                        18,727       17,860
DEC                        18,356       18,152
JAN/97                     19,503       18,911
FEB                        19,655       19,286
MAR                        18,848       18,714
APR                        19,971       19,556
MAY                        21,187       20,937
JUNE                       22,137       21,555
JULY                       23,899       23,420
AUG                        22,560       23,208
SEP                        23,796       24,044
OCT                        23,002       23,061
NOV                        24,067       23,143
DEC                        24,481       23,214
JAN '98                    24,752       23,395
FEB                        26,537       25,388
MAR                        27,896       25,901
APR                        28,177       26,037
MAY                        27,693       25,359
JUNE                       28,817       24,675
JULY                       28,509       23,101

                                SINCE INCEPTION
                                   OF CLASS     FIVE YEARS ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED FEBRUARY 5, 1993)
  Excluding sales charges                17.69%     18.78%   -1.36%     -1.26%
  Including sales charges                16.48%     17.45%   -6.80%     -6.69%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges           18.94%        n/a   -2.02%     -1.59%
  Including redemption charges           17.63%        n/a   -6.92%     -6.51%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges           -1.13%        n/a      n/a     -1.63%
  Including redemption charges           -2.12%        n/a      n/a     -2.62%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COM-
  MENCED JUNE 3, 1996)                   20.05%        n/a   -0.93%     -1.07%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  MARCH 6, 1996)                         18.76%        n/a   -1.41%     -1.26%
 -----------------------------------------------------------------------------

 (a) Since inception represents the cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                VALUE
 COMMON STOCKS - 88.3%
  AEROSPACE/DEFENSE - 7.1%
  731,900   Lockheed Martin Corp.              $   72,961,281
  1,309,500 Raytheon Co.*                          70,958,531
                                               --------------
                                                  143,919,812
 ------------------------------------------------------------
  AIRFREIGHT, TRUCK & OTHER - 2.5%
  1,184,300 CNF Transportation, Inc.               51,220,975
 ------------------------------------------------------------
  AIRLINES - 0.6%
  234,700   Continental Airlines, Inc.*            12,556,450
 ------------------------------------------------------------
  AUTO SUPPLIERS - 2.2%
  856,200   Lear Corp.*                            45,432,113
 ------------------------------------------------------------
  AUTO/VEHICLE - 2.0%
  557,600   General Motors Corp.                   40,321,450
 ------------------------------------------------------------
  BANKS - 9.9%
  396,800   Banc One Corp.                         20,509,600
  718,000   Chase Manhattan Corp.                  54,298,750
  349,800   First Union Corp.                      21,075,450
  859,800   NationsBank Corp.                      68,569,050
  534,600   Pacific Century Financial Corp.        10,491,525
  473,200   Republic of New York Corp.             28,066,675
                                               --------------
                                                  203,011,050
 ------------------------------------------------------------
  CHEMICAL PRODUCTS - 4.6%
  1,383,800 IMC Global, Inc.                       35,373,388
  1,227,500 Union Carbide Corp.                    58,920,000
                                               --------------
                                                   94,293,388
 ------------------------------------------------------------
  CONSTRUCTION/ENVIRONMENTAL SERVICES - 2.1%
  1,028,200 Fluor Corp.                            43,248,663
 ------------------------------------------------------------
  DEPARTMENT STORES - 2.0%
  803,800   Sears Roebuck & Co.                    40,792,850
 ------------------------------------------------------------
  ENERGY REFINING & MARKETING - 2.4%
  1,718,900 Tosco Corp.                            48,129,200
 ------------------------------------------------------------
  FOREST PRODUCTS - 4.7%
  798,800   Georgia Pacific Corp.                  41,038,350
  999,200   Georgia Pacific Corp.
             (Timber Group)                        22,419,550
  2,429,400 Stone Container Corp.*                 31,734,038
                                               --------------
                                                   95,191,938
 ------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 8.0%
  1,157,600 Aetna, Inc.                            80,236,150
  1,492,600 Foundation Health Systems, Inc.*       30,784,875
  1,716,300 Tenet Healthcare Corp.*                51,381,731
                                               --------------
                                                  162,402,756
 ------------------------------------------------------------
  HOTELS & RESTAURANTS - 1.9%
  794,300   Hilton Hotels Corp.                    20,006,431
  515,000   Tricon Global Restaurants, Inc.*       18,218,125
                                               --------------
                                                   38,224,556
 ------------------------------------------------------------

  SHARES    DESCRIPTION                             VALUE
 COMMON STOCKS - (CONTINUED)
  INSURANCE BROKERS & OTHER INSURANCE -
   3.5%
  886,300   Loews Corp.                     $   71,457,938
 ---------------------------------------------------------
  INSURANCE-LIFE - 3.3%
  1,030,800 Cigna Corp.                         68,097,225
 ---------------------------------------------------------
  INTEGRATED OIL - 3.7%
  473,100   Elf Aquitane ADR                    30,692,363
  723,500   Texaco, Inc.                        43,997,844
                                            --------------
                                                74,690,207
 ---------------------------------------------------------
  LOGISTICS/RAIL - 2.0%
  1,693,000 Canadian Pacific, Ltd.              40,420,375
 ---------------------------------------------------------
  PACKAGING - 1.0%
  477,200   Crown Cork & Seal, Inc.             19,624,850
 ---------------------------------------------------------
  PC AND PERIPHERALS - 4.0%
  3,619,100 Quantum Corp.*                      63,334,250
  834,500   Seagate Technology, Inc.*           18,984,875
                                            --------------
                                                82,319,125
 ---------------------------------------------------------
  REAL ESTATE - 0.4%
  411,400   LNR Property Corp.                   9,179,363
 ---------------------------------------------------------
  SEMICONDUCTORS - 3.4%
  1,014,100 Avnet, Inc.                         55,648,738
  1,086,855 Vishay Intertechnology, Inc.*       14,264,972
                                            --------------
                                                69,913,710
 ---------------------------------------------------------
  STEEL - 0.5%
  661,600   ISPAT International NV*             10,006,700
 ---------------------------------------------------------
  TEXTILES - 3.2%
  2,124,300 Fruit of The Loom, Inc.*            66,251,606
 ---------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS -
   2.0%
  655,400   Goodyear Tire & Rubber Co.          39,938,438
 ---------------------------------------------------------
  TOBACCO - 6.0%
  1,188,100 Philip Morris Companies, Inc.       52,053,631
  1,971,400 RJR Nabisco Holdings, Inc.          48,176,088
  807,400   UST, Inc.                           21,799,800
                                            --------------
                                               122,029,519
 ---------------------------------------------------------
  UTILITIES - 5.3%
  1,024,000 Entergy Corp.                       28,032,000
  1,901,900 Northeast Utilities*                29,003,975
  1,486,500 Unicom Corp.                        51,377,152
                                            --------------
                                               108,413,127
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $1,819,159,226)                     $1,801,087,384
 ---------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  PRINCIPAL    INTEREST
  AMOUNT         RATE     MATURITY DATE         VALUE
 REPURCHASE AGREEMENT - 10.7%
  Joint Repurchase Agreement Account
  $218,700,000   5.69%     08/03/98     $  218,700,000
 -----------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $218,700,000)                   $  218,700,000
 -----------------------------------------------------
  TOTAL INVESTMENTS
  (COST $2,037,859,226)(A)              $2,019,787,384
 -----------------------------------------------------

  FEDERAL INCOME
  TAX INFORMATION:
  Gross unrealized
  gain for
  investments in
  which
  value exceeds
  cost              $  139,623,372
  Gross unrealized
  loss for
  investments in
  which
  cost exceeds
  value              (158,719,628)
 ---------------------------------
  Net unrealized
  loss              $ (19,096,256)
 ---------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $2,038,883,640.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $2,037,859,226)                                            $2,019,787,384
  Cash                                                               51,751
  Receivables:
  Investment securities sold                                     50,528,187
  Fund shares sold                                               13,129,761
  Dividends and interest                                          1,339,761
  Other assets                                                       79,128
 ---------------------------------------------------------------------------
  TOTAL ASSETS                                                2,084,915,972
 ---------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                31,806,432
  Fund shares repurchased                                         7,750,747
  Amounts owed to affiliates                                      4,493,391
  Accrued expenses and other liabilities                            171,801
 ---------------------------------------------------------------------------
  TOTAL LIABILITIES                                              44,222,371
 ---------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                             1,909,601,006
  Accumulated distributions in excess of net investment
  income                                                           (376,702)
  Accumulated undistributed net realized gain on
  investment, option and futures transactions                   149,541,139
  Net unrealized loss on investments                            (18,071,842)
 ---------------------------------------------------------------------------
  NET ASSETS                                                 $2,040,693,601
 ---------------------------------------------------------------------------

                                               CLASS A       CLASS B   CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                        53,147,731    16,448,379 2,495,856
  Net asset and Class A redemption value
  per share(a)                                  $25.53        $25.32    $25.27
 -----------------------------------------------------------------------------
                                                       INSTITUTIONAL   SERVICE
 -----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)            7,518,494   483,317
  Net asset value, offering and redemption price per
  share                                                       $25.55    $25.53
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $27.02. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                  $  14,756,464
  Interest                                                          3,797,985
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                     18,554,449
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   7,017,056
  Distribution fees                                                 3,498,544
  Authorized dealer service fees                                    2,341,062
  Transfer agent fees                                               1,193,749
  Registration fees                                                   174,493
  Custodian fees                                                      160,347
  Professional fees                                                    30,705
  Trustee fees                                                          4,241
  Amortization of deferred organization expenses                          209
  Other                                                               175,260
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                   14,595,666
 -----------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                             (1,127,884)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                     13,467,782
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             5,086,667
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSAC-
  TIONS:
  Net realized gain from:
  Investment transactions                                          89,244,504
  Net change in unrealized gain on:
  Investments                                                    (162,876,752)
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS:    (73,632,248)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (68,545,581)
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $35,363.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Changes in Net Assets
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                  FOR THE
                                                         SIX MONTHS ENDED
                                                            JULY 31, 1998
                                                              (UNAUDITED)
  FROM OPERATIONS:
  Net investment income                                    $    5,086,667
  Net realized gain on investment                              89,244,504
  Net change in unrealized gain on investments               (162,876,752)
 -------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  (68,545,581)
 -------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                               (4,157,463)
  Class C shares                                                  (22,272)
  Institutional shares                                           (641,067)
  Service shares                                                  (28,536)
 -------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (4,849,338)
 -------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                           766,339,859
  Reinvestment of dividends and distributions                   4,080,924
  Cost of shares repurchased                                 (257,533,394)
 -------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                512,887,389
 -------------------------------------------------------------------------
  TOTAL INCREASE                                              439,492,470
 -------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                         1,601,201,131
 -------------------------------------------------------------------------
  End of period                                            $2,040,693,601
 -------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME                                                   $     (376,702)
 -------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Changes in Net Assets

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       FOR THE
                                                                    YEAR ENDED
                                                                   JANUARY 31,
                                                                          1998
  FROM OPERATIONS:
  Net investment income                                         $    3,523,119
  Net realized gain on investment and futures transactions         172,955,906
  Net change in unrealized gain on investments                      19,463,359
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       195,942,384
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                                    (3,826,646)
  Institutional shares                                                 (92,867)
  Service shares                                                       (20,774)
  In excess of net investment income
  Class B shares                                                       (72,045)
  Class C shares                                                        (7,576)
  From net realized gain on investment and futures
  transactions
  Class A shares                                                  (101,878,845)
  Class B shares                                                   (22,880,349)
  Class C shares                                                    (1,205,452)
  Institutional shares                                              (1,886,598)
  Service shares                                                      (761,129)
  In excess of net realized gain on investment and futures
  transactions
  Class B shares                                                      (656,842)
  Class C shares                                                      (936,744)
  Institutional shares                                                 (64,615)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (134,290,482)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                918,965,833
  Reinvestment of dividends and distributions                      127,012,752
  Cost of shares repurchased                                      (142,245,348)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     903,733,237
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   965,385,139
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                                635,815,992
 ------------------------------------------------------------------------------
  End of year                                                   $1,601,201,131
 ------------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME  $     (614,031)
 ------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      INCOME FROM
                                INVESTMENT OPERATIONS(E)            DISTRIBUTIONS TO SHAREHOLDERS
                              ---------------------------- ------------------------------------------------
                                                                                               IN EXCESS OF
                                             NET REALIZED                          FROM NET    NET REALIZED
                    NET ASSET               AND UNREALIZED            IN EXCESS  REALIZED GAIN   GAIN ON
                     VALUE,        NET      GAIN (LOSS) ON  FROM NET    OF NET   ON INVESTMENT  INVESTMENT  ADDITIONAL
                    BEGINNING  INVESTMENT    INVESTMENTS   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES   PAID-IN
                    OF PERIOD INCOME (LOSS)  AND FUTURES     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS  CAPITAL
                    NET INCREASE
                     (DECREASE)
                    IN NET ASSET
                       VALUE
 FOR THE SIX MONTHS ENDED JULY 31 (UNAUDITED),
  1998 - Class A
  Shares             $25.93      $ 0.09         $(0.41)      $(0.08)    $   --      $   --        $   --      $  --
  1998 - Class B
  Shares              25.73          --          (0.41)          --         --          --            --         --
  1998 - Class C
  Shares              25.70        0.01          (0.43)       (0.01)        --          --            --         --
  1998 - Institu-
  tional Shares       25.95        0.13          (0.40)       (0.13)        --          --            --         --
  1998 - Service
  Shares              25.92        0.07          (0.39)       (0.07)        --          --            --         --
  1998 - Class A
  Shares               $(0.40)
  1998 - Class B
  Shares                (0.41)
  1998 - Class C
  Shares                (0.43)
  1998 - Institu-
  tional Shares         (0.40)
  1998 - Service
  Shares                (0.39)
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares              23.18        0.11           5.27        (0.11)        --       (2.52)           --         --
  1998 - Class B
  Shares              23.10        0.04           5.14           --      (0.03)      (2.45)        (0.07)        --
  1998 - Class C
  Shares(b)           28.20       (0.01)          0.06           --      (0.03)      (1.42)        (1.10)        --
  1998 - Institu-
  tional Shares       23.19        0.27           5.23        (0.22)        --       (0.24)        (2.28)        --
  1998 - Service
  Shares              23.17        0.14           5.23        (0.06)     (0.04)      (2.52)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares              19.98        0.35           5.18        (0.35)     (0.01)      (1.97)           --         --
  1997 - Class B
  Shares(b)           20.82        0.17           4.31        (0.17)     (0.06)      (1.97)           --         --
  1997 - Institu-
  tional Shares(b)    21.25        0.29           3.96        (0.30)     (0.04)      (1.97)           --         --
  1997 - Service
  Shares(b)           20.71        0.28           4.50        (0.28)     (0.07)      (1.97)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares              15.80        0.33           4.75        (0.30)        --       (0.60)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares              15.79        0.20(f)        0.30(f)     (0.20)     (0.07)      (0.33)           --       0.11(f)
  1998 - Class A
  Shares                 2.75
  1998 - Class B
  Shares                 2.63
  1998 - Class C
  Shares(b)             (2.50)
  1998 - Institu-
  tional Shares          2.76
  1998 - Service
  Shares                 2.75
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                 3.20
  1997 - Class B
  Shares(b)              2.28
  1997 - Institu-
  tional Shares(b)       1.94
  1997 - Service
  Shares(b)              2.46
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                 4.18
 ---------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares                 0.01
 FOR THE PERIOD ENDED JANUARY 31,
  1994 - Class A
  Shares(b)           14.18        0.15           1.68        (0.15)     (0.01)      (0.06)           --         --
 ---------------------------------------------------------------------------------------------------------------------
  1994 - Class A
  Shares(b)              1.61
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on February 5, 1993, May 1, 1996, August 15, 1997, June 3, 1996 and March 6, 1996, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) Calculated based on the average shares outstanding methodology.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                    RATIO OF
                                         NET ASSETS   RATIO OF   NET INVESTMENT
  NET ASSET                 PORTFOLIO    AT END OF  NET EXPENSES INCOME (LOSS)
  VALUE, END     TOTAL      TURNOVER       PERIOD    TO AVERAGE  TO AVERAGE NET
  OF PERIOD    RETURN(A)      RATE       (IN 000S)   NET ASSETS      ASSETS
               RATIOS ASSUMING NO VOLUNTARY WAIVER
                  OF FEES OR EXPENSE LIMITATIONS
               -----------------------------------
                                              RATIO OF
                   RATIO OF                NET INVESTMENT
  NET ASSET      EXPENSES TO              INCOME (LOSS) TO
  VALUE, END     AVERAGE NET                 AVERAGE NET
  OF PERIOD         ASSETS                      ASSETS
    $25.53       (1.26)%(d)   37.78%(d)  $1,356,662     1.22%(c)      0.64%(c)
     25.32       (1.59)(d)    37.78(d)      416,520     1.88(c)      (0.03)(c)
     25.27       (1.63)(d)    37.78(d)       63,080     1.88(c)      (0.03)(c)
     25.55       (1.07)(d)    37.78(d)      192,094     0.80(c)       1.06(c)
     25.53       (1.26)(d)    37.78(d)       12,338     1.30(c)       0.57(c)
--------------------------------------------------------------------------------
                               1.38%(c)                    0.48%(c)
                               1.88(c)                    (0.03)(c)
                               1.88(c)                    (0.03)(c)
                               0.80(c)                     1.06(c)
                               1.30(c)                     0.57(c)
     25.93       23.71        61.95       1,216,582     1.25          0.43
     25.73       22.87        61.95         307,815     1.94         (0.35)
     25.70        0.51(d)     61.95          31,686     1.99(c)      (0.48)(c)
     25.95       24.24        61.95          36,225     0.83          0.76
     25.92       23.63        61.95           8,893     1.32          0.32
-------------------------------------------------------------------------------
     23.18       28.42        53.03         615,103     1.22          1.60
     23.10       22.23(d)     53.03          17,346     1.93(c)       0.15(c)
     23.19       20.77(d)     53.03             193     0.82(c)       1.36(c)
     23.17       23.87(d)     53.03           3,174     1.32(c)       0.94(c)
-------------------------------------------------------------------------------
     19.98       32.45        57.93         436,757     1.20          1.67
-------------------------------------------------------------------------------
     15.80        3.97        71.80         193,772     1.25          1.28
                               1.42                        0.26
                               1.94                       (0.35)
                               1.99(c)                    (0.48)(c)
                               0.83                        0.76
                               1.32                        0.32
-------------------------------------------------------------------------------
                               1.43                        1.39
                               1.93(c)                     0.15(c)
                               0.82(c)                     1.36(c)
                               1.32(c)                     0.94(c)
-------------------------------------------------------------------------------
                               1.45                        1.42
-------------------------------------------------------------------------------
                               1.58                        0.95
     15.79       13.08(d)    102.23          41,528     1.25(c)       1.23(c)
-------------------------------------------------------------------------------
                               3.24(c)                    (0.76)(c)
-------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 D. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. The Fund's or-ganization costs are fully amortized.

 F. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Each class of shares sepa-rately bears their respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly to service organi-zations for their services.

 G. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 H. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .70% of the average daily net assets of the Fund.
   During the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding manage-ment, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary expenses), to the extent such expenses exceeded .11% of the average daily net assets of the Fund. Effective September 1, 1998, this expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,292,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C Shares, respectively. For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $1,128,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service
 Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $1,272,000, $1,285,000, $1,222,000, and $714,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the six months ended July 31, 1998, were $1,078,584,927 and $693,240,667, respectively.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $245,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $218,700,000 in principal amount. At July 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                  AMOUNT      RATE      DATE        COST
 ----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.  $100,000,000     5.70% 08/03/98 $  100,000,000
 dated 07/31/98, repurchase price $100,047,500 (total collateral value
 $103,015,560 consisting of GNMA: 6.50%, 08/15/27; FHLMC: 7.00%, 11/01/27;
 FNMA: 9.00%, 11/01/25)
 ----------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE   200,000,000     5.68  08/03/98    200,000,000
 dated 07/31/98, repurchase price $200,094,667 (total collateral value
 $207,985,925 consisting of FNMA: 7.00%, 03/01/28; FHLMC: 5.50%, 05/01/13)
 ----------------------------------------------------------------------------
 NATIONSBANK                    300,000,000     5.70  08/03/98    300,000,000
 dated 07/31/98, repurchase price $300,142,500 (total collateral value
 $306,061,477 consisting of FNMA: 6.50%, 11/01/12)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL                          450,000,000     5.70  08/03/98    450,000,000
 dated 07/31/98, repurchase price $450,213,750 (total collateral value
 $459,000,001 consisting of FNMA: 5.50%-9.00%, 07/01/99-08/01/28; FHLMC:
 5.00%-8.50%, 12/01/98-07/01/28)
 ----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY           404,700,000     5.69  08/03/98    404,700,000
 dated 07/31/98, repurchase price $404,891,895 (total collateral value
 $413,162,707 consisting of FNMA: 6.50%-8.00%, 08/01/26-07/01/28; FHLMC:
 8.00%-8.50%, 05/01/27-11/01/27)
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                      $1,454,700,000
 ----------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and for the year ended January 31, 1998 are as follows:

                         FOR THE SIX MONTHS ENDED JULY 31, 1998
                                      (UNAUDITED)                 FOR THE YEAR ENDED JANUARY 31, 1998
                            ----------------------------------------------------------------------------
                                    SHARES               DOLLARS            SHARES              DOLLARS
 -------------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                    13,263,555  $        370,866,548        20,995,379  $       557,445,055
 Reinvestments of divi-
dends and distributions            140,940             3,905,455         4,040,452          100,776,496
 Shares repurchased             (7,175,413)         (199,306,736)       (4,651,468)        (124,783,147)
                            ----------------------------------------------------------------------------
                                 6,229,082           175,465,267        20,384,363          533,438,404
 -------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                     5,734,215           159,901,328        10,786,633          285,377,804
 Reinvestments of divi-
dends and distributions                 --                    --           884,342           21,878,707
 Shares repurchased             (1,249,443)          (33,841,654)         (458,457)         (12,335,625)
                            ----------------------------------------------------------------------------
                                 4,484,772           126,059,674        11,212,518          294,920,886
 -------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                     1,539,698            42,789,323         1,258,885           34,759,146
 Reinvestments of divi-
dends and distributions                632                17,499            71,436            1,766,121
 Shares repurchased               (277,488)           (7,462,757)          (97,307)          (2,549,826)
                            ----------------------------------------------------------------------------
                                 1,262,842            35,344,065         1,233,014           33,975,441
 -------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                     6,710,128           188,526,803         1,383,424           36,071,512
 Reinvestments of divi-
dends and distributions              4,807               132,746            72,596            1,812,637
 Shares repurchased               (592,594)          (16,573,763)          (68,188)          (1,831,590)
                            ----------------------------------------------------------------------------
                                 6,122,341           172,085,786         1,387,832           36,052,559
 -------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                       151,968             4,255,857           204,087            5,312,316
 Reinvestments of divi-
dends and distributions                905                25,224            31,372              778,791
 Shares repurchased                (12,651)             (348,484)          (29,341)            (745,160)
                            ----------------------------------------------------------------------------
                                   140,222             3,932,597           206,118            5,345,947
 -------------------------------------------------------------------------------------------------------
 NET INCREASE                   18,239,259  $        512,887,389        34,423,845  $       903,733,237
 -------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Growth and Income Fund

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Mid Cap Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
  With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
  Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
  Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.

Target Your Needs

The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                          ASSET ALLOCATION


Higher Risk/Return                                      Lower Risk/Return
-------------------------------------------------------------------------
   INTERNATIONAL EQUITY     DOMESTIC EQUITY      FIXED       MONEY
                            . Goldman Sachs      INCOME      MARKET
                              Growth and
                              Income Fund


For More Information

To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.


/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.


(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: September 30, 1998                       GISAR / 167K / 9-98